                                                                   EXHIBIT 10.26

                       TSIG.COM-AFFINITY GROUP STOCK PLAN

SECTION 1. INTRODUCTION

         1.1 Establishment. Effective as provided in Section 17, TeleServices Internet Group Inc., a Florida corporation (the "Company"), hereby establishes this plan of stock-based compensation incentives for selected Eligible Participants of the Company in relation to the Company's acquisition of The Affinity Group, Inc. pursuant to the Agreement and Plan of Reorganization dated November 29, 2000 by and among TeleServices Internet Group Inc., TSIG Newco Inc., The Affinity Group, Inc. and the Stockholders of The Affinity Group, Inc. who are signatories thereto ("Affinity Agreement"). This Plan shall be known as the TSIG.com-Affinity Group Stock Plan (the "Plan").

         1.2 Purpose. The purpose of this Plan is to promote the best interest of the Company, and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company.

SECTION 2. DEFINITIONS

         The following definitions shall be applicable to the terms used in this
Plan:

         2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

         2.2 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         2.3 "Committee" means a committee designated by the Board of Directors to administer this Plan or, if no committee is so designated, the Board of Directors. Any Committee member who is also an Eligible Participant may receive an Option or Stock Award only if he abstains from voting in favor of a grant to himself, and the grant is determined and approved by the remaining Committee members. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee.

         2.4 "Common Stock" means the Company's $.0001 par value common stock.

         2.5 "Company" means TeleServices Internet Group Inc., a Florida corporation and its subsidiaries.

         2.6 "Effective Date" means the effective date of this Plan, as set forth in Section 17 hereof.

         2.7 "Eligible Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive an Option or Stock Award hereunder.

         2.8 "Option" means the grant to an Eligible Participant of a right to acquire shares of Common Stock.

         2.9 "Plan" means this TSIG.com-Affinity Group Stock Plan, dated December 4, 2000.

         2.10 "Stock Award" means the grant to an Eligible Participant of shares of Common Stock issuable directly under this Plan rather than upon exercise of an Option.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-1

         Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADOPTION AND ADMINISTRATION OF THIS PLAN

         Upon adoption by the Company's Board of Directors, this Plan became effective as of December 4, 2000. In the absence of contrary action by the Board of Directors, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board of Directors with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

SECTION 4. ELIGIBILITY AND AWARDS

         As contemplated by the Affinity Agreement and/or as required by the Board of Directors of The Affinity Group, Inc., the Committee shall determine at any time and from time to time after the effective date of this Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to an Option; (iii) the price per share at which each Option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock pursuant to a Stock Award; and (iv) the terms on which each Option may be granted. Such determination, as may from time to time be amended or altered at the sole discretion of the Committee. Notwithstanding the provisions of Section 3 hereof, no such determination by the Committee shall be final, conclusive and binding upon the Company unless and until the Board of Directors has approved the same; provided, however, that if the Committee is composed of a majority of the persons then comprising the Board of Directors of the Company, such approval by the Board of Directors shall not be necessary.

SECTION 5. GRANT OF OPTION OR STOCK AWARD

         Subject to the terms and provisions of this Plan, the terms and conditions under which an Option or Stock Award may be granted to an Eligible Participant shall be set forth in a written agreement (i.e., a Consulting Agreement, Services Agreement, Fee Agreement, or Employment Agreement) or, if an Option, a written Grant of Option in the form attached hereto as Exhibit A (which may contain such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine).

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

         The total number of shares of Common Stock reserved for issuance by the Company either directly as Stock Awards or underlying Options granted under this Plan shall not be more than 8,777,456. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of this Plan. Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

         7.1 As soon as practicable after the determination by the Committee and approval by the Board of Directors (if necessary, pursuant to Section 4 hereof) of the Eligible Participants and the number of shares an Eligible Participant may be issued directly as a Stock Award or eligible to purchase pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice may be accompanied by the Grant of Option, if appropriate, to be executed by such Eligible Participant.

         7.2 The negotiated cost basis of stock issued directly as a Stock Award or the exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price as a Stock Award or the Option exercise price per share of Common Stock, the Committee shall take into consideration, among other factors, the restrictions set forth in Section 11 hereof.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-2


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SECTION 8. TERMS AND CONDITIONS OF OPTIONS

         The Committee shall determine the terms and conditions of each Option granted to Eligible Participants, which terms shall be set forth in writing. The terms and conditions so set by the Committee may vary from one Eligible Participant to another. In the event that all the Committee approves an Option permitting deferred payments, the Eligible Participant's obligation to pay for such Common Stock may be evidenced by a promissory note executed by such Eligible Participant and containing such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE OF OPTION

         The Company shall deliver to each Eligible Participant such number of shares of Common Stock as such Eligible Participant is entitled to receive pursuant to a Stock Award or elects to purchase upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate or certificates registered in the name of the Eligible Participant and stamped with an appropriate legend referring to the restrictions thereon, if any. Subject to the terms and provisions of the Florida Business Corporation Act and the written agreement to which he is a party, an Eligible Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto (except to the extent such Eligible Participant defaults under a promissory note, if any, evidencing the deferred purchase price for such shares), provided that such shares shall be subject to the restrictions hereinafter set forth. In the event of a merger or consolidation to which the Company is a party, or of any other acquisition of a majority of the issued and outstanding shares of Common Stock of the Company involving an exchange or a substitution of stock of an acquiring corporation for Common Stock of the Company, or of any transfer of all or substantially all of the assets of the Company in exchange for stock of an acquiring corporation, a determination as to whether the stock of the acquiring corporation so received shall be subject to the restrictions set forth in Section 11 shall be made solely by the acquiring corporation.

SECTION 10.       RIGHTS OF EMPLOYEES; ELIGIBLE PARTICIPANTS

         10.1 Employment. Nothing contained in this Plan or in any Option or Stock Award granted under this Plan shall confer upon any Eligible Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Eligible Participant from the rate in existence at the time of the grant of an Option or Stock Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

         10.2 Non-transferability. No right or interest of any Eligible Participant in an Option or Stock Award shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. However, the Board of Directors may, in its sole discretion, permit transfers to family members if and to the extent such transfers are permissible under applicable securities laws. In the event of an Eligible Participant's death, an Eligible Participant's rights and interest in an Option or Stock Award shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock due under this Plan shall be made to, and exercise of any Options may be made by, the Eligible Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to this Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-3

SECTION 11. GENERAL RESTRICTIONS

         11.1 Investment Representations. The Company may require any person to whom an Option or Stock Award is granted, as a condition of exercising such Option, or receiving such Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Option or Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         11.2 Restrictions on Transfer of Common Stock. The shares of Common Stock issuable directly as a Stock Award or upon exercise of an Option may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or pursuant to an exemption from registration, the availability of which is to be established to the satisfaction of the Company, and any certificates representing shares of Common Stock will bear a legend to that effect. However, the Company may, in the sole discretion of the Board of Directors, register with the Securities and Exchange Commission some or all of the shares of Common Stock reserved for issuance under this Plan. Special resale restrictions may, however, continue to apply to officers, directors, control shareholders and affiliates of the Company and such persons will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

         11.3 Compliance with Securities Laws. Each Option or Stock Award shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Option or Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option or Stock Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         11.4 Changes in Accounting Rules. Notwithstanding any other provision of this Plan to the contrary, if, during the term of this Plan, any changes in the financial or tax accounting rules applicable to Options or Stock Awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Options.

SECTION 12. COMPLIANCE WITH TAX REQUIREMENTS

         Each Eligible Participant shall be liable for payment of all applicable federal, state and local income taxes incurred as a result of the receipt of a Stock Award or an Option, the exercise of an Option, and the sale of any shares of Common Stock received pursuant to a Stock Award or upon exercise of an Option. The Company may be required, pursuant to applicable tax regulations, to withhold taxes for an Eligible Participant, in which case the Company's obligations to deliver shares of Common Stock upon the exercise of any Option granted under this Plan or pursuant to any Stock Award, shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other income tax withholding requirements.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-4


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SECTION 13. PLAN BINDING UPON ASSIGNS OR TRANSFEREES

         In the event that, at any time or from time to time, any Option or Stock Award is assigned or transferred to any party (other than the Company) pursuant to the provisions of Section 10.2 hereof, such party shall take such Option or Stock Award pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such interest, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

SECTION 14. COSTS AND EXPENSES

         All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Company.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

         Appropriate adjustments shall be made to the number of shares of Common Stock issuable pursuant to an incomplete or pending Stock Award that has not yet been delivered or upon exercise of any Options and the exercise price thereof in the event of: (i) a subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company; (iii) a reclassification of any shares of capital stock of the Company; or (iv) any other change in the capital structure of the Company.

SECTION 16. PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board, upon recommendation of the Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify this Plan, including:

                  (a) Increase the total amount of Common Stock that may be awarded under this Plan, except as provided in Section 15 of this Plan;

                  (b) Change the classes of persons from which Eligible Participants may be selected or materially modify the requirements as to eligibility for participation in this Plan;

                  (c) Increase the benefits accruing to Eligible Participants;
         or

                  (d) Extend the duration of this Plan.

         Any Option or other Stock Award granted to a Eligible Participant prior to the date this Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Eligible Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 11 or
Section 15. The termination or any modification or amendment of this Plan shall not, without the consent of a Eligible Participant, affect his rights under an Option or other Stock Award previously granted to him.

SECTION 17. EFFECTIVE DATE OF THIS PLAN

         17.1 Effective Date. This Plan is effective as of December 4, 2000, the date it was adopted by the Board of Directors of the Company.

         17.2 Duration of this Plan. This Plan shall terminate at midnight on December 3, 2005, which is the day before the fifth anniversary of the Effective Date, and may be extended thereafter or terminated prior thereto by action of the Board of Directors; and no Option or Stock Award shall be granted after such termination. Options and Stock Awards outstanding at the time of this Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-5


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SECTION 18. BURDEN AND BENEFIT

         The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Eligible Participant, his executives or administrators, heirs, and personal and legal representatives.

         Dated as of the 4th day of December, 2000.


                                       TELESERVICES INTERNET GROUP INC.


                                       By:  /s/ Paul W. Henry
                                            -----------------
                                       Paul W. Henry, Secretary, Treasurer & CFO



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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-6

                                    EXHIBIT A

                                     FORM OF
                         GRANT OF OPTION PURSUANT TO THE
                       TSIG.COM-AFFINITY GROUP STOCK PLAN


         TeleServices Internet Group Inc., a Florida corporation (the "Company"), hereby grants to ________________________________ ("Optionee") an
Option to purchase ___________ shares of common stock, $.0001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"), in accordance with and subject to the terms and conditions of the TSIG.com-Affinity Group Stock Plan (the "Plan"). This option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the offices of the Company at 100 Second Avenue South, Suite 1000, St. Petersburg, Florida 33701. This Grant of Option supersedes and replaces any prior notice of option grant, description of vesting terms or similar documents previously delivered to Optionee for options granted on the date stated below.

         Unless otherwise set forth in a separate written agreement, in the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause, this Grant of Option shall immediately terminate in full with respect to any un-exercised options, and any vested but un-exercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate written agreement, vested options must be exercised within six months after the date of termination (other than for cause), notwithstanding the Expiration Date set forth below.

         Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date") by (i) notice in writing, signed by Optionee; and (ii) payment of the Purchase Price of a minimum of $1,000 (unless the Purchase price for the exercise of all vested options available to be exercised totals less than $1,000) pursuant to the terms of this Grant of Option and the Plan. Any portion of this Grant of Option that is not exercised on or before the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is received by the Company.

         This Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received written notice of such exercise. If payment is not received within two business days after the date the notice is received, the Company may deem the notice to be invalid.

         If Optionee fails to exercise this Option in accordance with this Grant of Option, then this Grant of Option shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

         This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Florida, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of Pinellas, Florida.


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-7

         The shares of common stock issuable upon exercise of the Option (the "Underlying Shares") may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

         This Grant of Option relates to options granted on ____________________, _____.


                                              TELESERVICES INTERNET GROUP INC.

                                              BY THE BOARD OF DIRECTORS
                                              OR A SPECIAL COMMITTEE THEREOF

                                                   NOT FOR EXECUTION
                                              By:
                                                 ----------------------------

OPTIONEE:

NOT FOR EXECUTION
---------------------------



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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-8

GRANT OF OPTION PURSUANT TO THE
TSIG.COM-AFFINITY GROUP STOCK PLAN.

OPTIONEE:
                         -------------------
OPTIONS GRANTED:
                         -------------------
PURCHASE PRICE:          $      per Share
                          ------
DATE OF GRANT:
                         -------------------
EXERCISE PERIOD:                 to
                         -------    --------

VESTING SCHEDULE:          OPTION ON
                            #SHARES        DATE VESTED (ASSUMING CONTINUED EMPLOYMENT, ETC.)
                            -------        -----------


                           ---------       -----------

                           ---------       -----------

                           ---------       -----------

EXERCISED TO DATE:                    INCLUDING THIS EXERCISE
                           ---------
BALANCE TO BE EXERCISED:
                           ---------


================================================================================


                               NOTICE OF EXERCISE
                 (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      TeleServices Internet Group Inc. ("Optionor")

         The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, _________________ shares of the Common Stock of TeleServices Internet Group Inc., and herewith makes payment of __________________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ______________________________________________________________________________,
and if such shares shall not be all of the shares purchasable hereunder, represents that a new Notice of Exercise of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the TSIG.com-Affinity Group Stock Plan, be delivered to Optionor when and as appropriate.


                                    OPTIONEE:

                                    NOT FOR EXECUTION
Dated:
       -------------------------    -------------------------------------------


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TSIG.COM-AFFINITY GROUP STOCK PLAN                                     PAGE A-9